Exhibit 99.1
Domo Announces Second Quarter Fiscal 2026 Financial Results

Silicon Slopes, Utah - August 27, 2025 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal second quarter ended July 31, 2025.

Fiscal Second Quarter Results
•Total revenue was $79.7 million
•Subscription revenue was $72.7 million
•Billings were $70.3 million
•Subscription Remaining Performance Obligations (RPO) was $409.8 million as of July 31, 2025, an increase of 19% year over year
•Current subscription RPO was $220.2 million as of July 31, 2025, an increase of 4% year over year
•Net cash provided by operating activities was $3.4 million, an increase of 155% year over year
•Adjusted free cash flow was $1.4 million, an increase of 125% year over year
•GAAP operating margin was negative 9%, an increase of 9 percentage points year over year
•Non-GAAP operating margin was positive 8%, an increase of 5 percentage points year over year
•GAAP net loss was $22.9 million, and GAAP net loss per share (basic and diluted) was $0.56, based on 40.6 million weighted-average shares
•Non-GAAP net income was $0.9 million, and diluted non-GAAP net income per share was $0.02, based on 43.6 million diluted weighted-average shares
•Cash and cash equivalents were $47.1 million as of July 31, 2025

"Our accelerating ACV, strong subscription RPO, and expanding partnerships are powering Domo’s growth engine,” said Josh James, founder and CEO, Domo. “This quarter, we achieved record operating margin and delivered our first ever positive non-GAAP EPS. We also reported 108% NRR for customers who started with Domo on a consumption contract—clear proof our model is driving results. With ongoing AI innovation, continued consumption growth, and a stronger partner ecosystem, Domo is well positioned to lead in the evolving data and AI landscape."

Recent Highlights
We believe the following announcements and recognitions demonstrate our commitment to product innovation and customer value:
•Domo was named a leader in Nucleus Research’s 2025 Business Intelligence (BI) and Analytics Technology Value Matrix for the fifth consecutive year.

•Domo was recognized as a leader in the 16th edition of Dresner Advisory Services’ flagship report, the 2025 Wisdom of Crowds® Business Intelligence (BI) Market Study, in both the Customer Experience and Vendor Credibility Models. In addition, Domo received its ninth consecutive perfect recommendation score.
•Domo was named to the 2025 ParityLIST, a Parity.Org program recognizing the best companies for equal advancement opportunity.
•Women Tech Council (WTC) named Domo on its Shatter List for the eighth consecutive year.

Business Outlook
Based on information available as of August 27, 2025, Domo is providing the following guidance for its third quarter of fiscal 2026 and full year fiscal 2026:
Q3 Fiscal 2026
•Revenue is expected to be in the range of $78.5 million to $79.5 million
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.03 and $0.07 based on 41.5 million weighted-average shares outstanding, basic and diluted
Full Year Fiscal 2026
•Revenue is expected to be in the range of $316.0 million to $320.0 million
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.11 and $0.19 based on 41.0 million weighted-average shares outstanding, basic and diluted
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because certain items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2026 second quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir and a live dial-in is available at (877) 484-6065 or (201) 689-8846.

A replay will be available at (877) 660-6853 or (201) 612-7415 with the access ID#13755353 following the completion of the conference call until 11:59 p.m. (ET) September 27, 2025.

About Domo
Domo is an AI and Data Products platform that helps companies of all sizes leverage data and AI to drive value in today’s data-driven world. Built around our customer’s preferred data foundation, powered by our award-winning Domo.AI solution, and enriched with our partner ecosystem, the Domo platform enables users to prepare, visualize, automate, distribute, and build end-to-end data products that provide solutions across the entire data journey. From hydrating your data foundation, to building fully embedded applications that can be shared with your employees and customers, to deploying AI models across a variety of providers, Domo gives users the ability to build data products that generate measurable value for the business.

For more information, visit www.domo.com. You can also follow Domo on LinkedIn, X, and Facebook.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo’s website, press releases, filings with the U.S. Securities and Exchange Commission (SEC), blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk X account and the @JoshJames X account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, billings, and adjusted free cash flow. In computing the measures other than billings and adjusted free cash flow, we exclude the effects of stock-based compensation expense, amortization of certain intangible assets, and remeasurement of warrant liability. Billings is defined as total revenue plus the change in deferred revenue in a period. In computing adjusted free cash flow, we use net cash provided by (used in) operating activities, less purchases of property and equipment, and exclude the effects of proceeds from shares issued in connection with the employee stock purchase plan and the net change in short-term payable financing.

As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We also add back the net change to short-term payable financing to adjusted free cash flow. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements of our Chief Executive Officer, statements regarding competitive positions, the effectiveness of our strategic priorities, our financial outlook for our third fiscal quarter, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 4, 2025 or subsequent filings with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2024	2025	2024	2025
Revenue:
Subscription	$70,921	$72,730	$143,031	$144,119
Professional services and other	7,486	6,988	15,479	15,710
Total revenue	78,407	79,718	158,510	159,829
Cost of revenue:
Subscription (1)	13,301	14,143	26,076	27,930
Professional services and other (1)	6,823	5,932	14,762	12,813
Total cost of revenue	20,124	20,075	40,838	40,743
Gross profit	58,283	59,643	117,672	119,086

Operating expenses:
Sales and marketing (1)	36,627	35,300	78,846	74,961
Research and development (1)	21,969	18,952	44,688	38,913
General and administrative (1), (2)	14,174	12,642	30,075	26,809
Total operating expenses	72,770	66,894	153,609	140,683
Loss from operations	(14,487)	(7,251)	(35,937)	(21,597)

Other expense, net (1), (3)	(4,752)	(15,447)	(9,183)	(18,962)
Loss before income taxes	(19,239)	(22,698)	(45,120)	(40,559)
Provision for income taxes	251	234	377	425
Net loss	$(19,490)	$(22,932)	$(45,497)	$(40,984)

Net loss per share (basic and diluted)	$(0.51)	$(0.56)	$(1.20)	$(1.02)
Weighted-average number of shares (basic and diluted)	38,389	40,643	37,943	40,196

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$807	$947	$1,605	$1,617
Professional services and other	314	511	647	789
Sales and marketing	5,170	3,864	10,484	8,265
Research and development	4,069	4,206	8,491	9,108
General and administrative	5,911	3,700	8,995	8,686
Other expense, net	202	—	393	218
Total stock-based compensation expenses	$16,473	$13,228	$30,615	$28,683

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$142	$142	$284	$284

(3) Includes remeasurement of warrant liability, as follows:
Other expense, net	$144	$10,441	$(422)	$9,283

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	July 31,
	2025	2025
Assets
Current assets:
Cash and cash equivalents	$45,264	$47,143
Accounts receivable, net	71,544	47,323
Contract acquisition costs	15,780	16,599
Prepaid expenses and other current assets	9,089	6,340
Total current assets	141,677	117,405

Property and equipment, net	28,625	29,441
Right-of-use assets	10,158	12,526
Contract acquisition costs, noncurrent	19,553	22,369
Intangible assets, net	2,125	1,842
Goodwill	9,478	9,478
Other assets	2,724	2,654
Total assets	$214,340	$195,715

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$10,033	$19,894
Warrant liability	11,208	20,491
Accrued expenses and other current liabilities	49,701	44,659
Lease liabilities	5,731	7,354
Current portion of deferred revenue	178,276	153,967
Total current liabilities	254,949	246,365

Lease liabilities, noncurrent	7,695	7,886
Deferred revenue, noncurrent	2,828	1,544
Other liabilities, noncurrent	8,446	9,466
Long-term debt	117,668	121,940
Total liabilities	391,586	387,201

Commitments and contingencies

Stockholders' deficit:
Common stock	39	41
Additional paid-in capital	1,310,922	1,336,527
Accumulated other comprehensive loss	(669)	468
Accumulated deficit	(1,487,538)	(1,528,522)
Total stockholders' deficit	(177,246)	(191,486)
Total liabilities and stockholders' deficit	$214,340	$195,715

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2024	2025	2024	2025
Cash flows from operating activities
Net loss	$(19,490)	$(22,932)	$(45,497)	$(40,984)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	2,507	2,305	4,863	4,596
Non-cash lease expense	1,098	1,400	2,178	2,502
Amortization of contract acquisition costs	4,426	4,641	8,727	9,119
Stock-based compensation	16,473	13,228	30,615	28,683
Remeasurement of warrant liability	143	10,441	(423)	9,283
Other, net	886	2,188	1,944	4,369
Changes in operating assets and liabilities:
Accounts receivable, net	(840)	(3,405)	18,509	24,221
Contract acquisition costs	(3,809)	(7,840)	(5,804)	(12,576)
Prepaid expenses and other assets	621	4,024	276	3,167
Accounts payable	4,825	6,785	11,503	10,139
Operating lease liabilities	(1,328)	(1,685)	(2,608)	(3,047)
Accrued and other liabilities	(1,902)	3,603	(4,165)	(6,560)
Deferred revenue	(9,781)	(9,385)	(24,388)	(25,593)
Net cash (used in) provided by operating activities	(6,171)	3,368	(4,270)	7,319

Cash flows from investing activities
Purchases of property and equipment	(2,204)	(2,349)	(4,730)	(5,276)
Net cash used in investing activities	(2,204)	(2,349)	(4,730)	(5,276)

Cash flows from financing activities
Payments of deferred offering costs for registration statement	—	—	—	(164)
Proceeds from shares issued in connection with employee stock purchase plan	—	—	1,121	680
Shares repurchased for tax withholdings on vesting of restricted stock	(208)	(1,119)	(208)	(1,605)
Debt issuance costs	—	—	—	(206)
Proceeds from short-term payable financing	2,782	3,664	2,782	6,967
Payments on short-term payable financing	—	(3,303)	—	(7,025)
Net cash provided by (used in) financing activities	2,574	(758)	3,695	(1,353)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	347	(298)	70	1,189
Net (decrease) increase in cash, cash equivalents, and restricted cash	(5,454)	(37)	(5,235)	1,879
Cash, cash equivalents, and restricted cash at beginning of period	61,158	47,180	60,939	45,264
Cash, cash equivalents, and restricted cash at end of period	$55,704	$47,143	$55,704	$47,143

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2024	2025	2024	2025
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$70,921	$72,730	$143,031	$144,119
Cost of revenue:
Subscription	13,301	14,143	26,076	27,930
Subscription gross profit on a GAAP basis	57,620	58,587	116,955	116,189
Subscription gross margin on a GAAP basis	81%	81%	82%	81%

Stock-based compensation	807	947	1,605	1,617
Subscription gross profit on a non-GAAP basis	$58,427	$59,534	$118,560	$117,806
Subscription gross margin on a non-GAAP basis	82%	82%	83%	82%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$72,770	$66,894	$153,609	$140,683
Stock-based compensation	(15,150)	(11,770)	(27,970)	(26,059)
Amortization of certain intangible assets	(142)	(142)	(284)	(284)
Total operating expenses on a non-GAAP basis	$57,478	$54,982	$125,355	$114,340

Reconciliation of Operating Loss on a GAAP Basis to Operating Income (Loss) on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(14,487)	$(7,251)	$(35,937)	$(21,597)
Stock-based compensation	16,271	13,228	30,222	28,465
Amortization of certain intangible assets	142	142	284	284
Operating income (loss) on a non-GAAP basis	$1,926	$6,119	$(5,431)	$7,152

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(18)%	(9)%	(23)%	(14)%
Stock-based compensation	20	17	20	18
Operating margin on a non-GAAP basis	2%	8%	(3)%	4%

Reconciliation of Net Loss on a GAAP Basis to Net (Loss) Income on a Non-GAAP Basis:
Net loss on a GAAP basis	$(19,490)	$(22,932)	$(45,497)	$(40,984)
Stock-based compensation	16,473	13,228	30,615	28,683
Amortization of certain intangible assets	142	142	284	284
Remeasurement of warrant liability	144	10,441	(422)	9,283
Net (loss) income on a non-GAAP basis	$(2,731)	$879	$(15,020)	$(2,734)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2024	2025	2024	2025
Reconciliation of Net Loss per Share on a GAAP Basis (Basic) to Net (Loss) Income per Share on a Non-GAAP Basis (Basic):
Net loss per share on a GAAP basis (basic)	$(0.51)	$(0.56)	$(1.20)	$(1.02)
Stock-based compensation	0.43	0.32	0.81	0.71
Amortization of certain intangible assets	—	—	—	0.01
Remeasurement of warrant liability	0.01	0.26	(0.01)	0.23
Net (loss) income per share on a non-GAAP basis (basic)	$(0.07)	$0.02	$(0.40)	$(0.07)

Weighted-average shares used (basic)	38,389	40,643	37,943	40,196

Reconciliation of Net Loss per Share on a GAAP Basis (Diluted) to Net (Loss) Income per Share on a Non-GAAP Basis (Diluted):
Net loss per share on a GAAP basis (diluted)	$(0.51)	$(0.56)	$(1.20)	$(1.02)
Adjustments for difference in weighted-average shares	—	0.04	—	—
Stock-based compensation	0.43	0.30	0.81	0.71
Amortization of certain intangible assets	—	—	—	0.01
Remeasurement of warrant liability	0.01	0.24	(0.01)	0.23
Net (loss) income per share on a non-GAAP basis (diluted)	$(0.07)	$0.02	$(0.40)	$(0.07)

Weighted-average shares used (diluted)	38,389	43,554	37,943	40,196

Billings:
Total revenue	$78,407	$79,718	$158,510	$159,829
Add:
Deferred revenue (end of period)	161,601	153,967	161,601	153,967
Deferred revenue, noncurrent (end of period)	1,997	1,544	1,997	1,544
Less:
Deferred revenue (beginning of period)	(170,813)	(162,935)	(185,250)	(178,276)
Deferred revenue, noncurrent (beginning of period)	(2,566)	(1,961)	(2,736)	(2,828)
Decrease in deferred revenue (current and noncurrent)	(9,781)	(9,385)	(24,388)	(25,593)
Billings	$68,626	$70,333	$134,122	$134,236

Reconciliation of Net Cash (Used In) Provided by Operating Activities to Adjusted Free Cash Flow:
Net cash (used in) provided by operating activities	$(6,171)	$3,368	$(4,270)	$7,319
Proceeds from shares issued in connection with employee stock purchase plan	—	—	1,121	680
Purchases of property and equipment	(2,204)	(2,349)	(4,730)	(5,276)
Proceeds from short-term payable financing	2,782	3,664	2,782	6,967
Payments on short-term payable financing	—	(3,303)	—	(7,025)
Adjusted free cash flow	$(5,593)	$1,380	$(5,097)	$2,665